Securities Act File No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

Dreyfus treasury securities cash management
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

Subject to Completion, dated November 18, 2020

GENERAL TREASURY SECURITIES MONEY MARKET FUND

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
1-800-346-3621
www.bnymellonim.com/us

Dear Shareholder:

As a shareholder of General Treasury Securities Money Market Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Treasury Securities Cash Management (the "Acquiring Fund"), in exchange solely for Wealth shares and Service shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00. The Fund and the Acquiring Fund are managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the investment adviser to the Fund and the Acquiring Fund. The Fund is a series of General Government Securities Money Market Funds, Inc. (the "Company").

Management of BNYM Investment Adviser has reviewed the lineup of Dreyfus money market funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund. The reorganization of the Fund would occur on or about [May 11], 2021 if approved by shareholders.

If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Holders of Dreyfus Class shares and Class A shares of the Fund would receive Wealth shares of the Acquiring Fund and holders of Class B shares of the Fund would receive Service shares of the Acquiring Fund. Management of BNYM Investment Adviser believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a significantly larger combined fund that has a lower management fee and is estimated to have a lower total annual expense ratio. The Acquiring Fund and the Fund are government money market funds and have the same investment objective and substantially similar investment management policies. As money market funds, the funds are subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seek to maintain a stable net asset value of $1.00 per share. The Acquiring Fund and the Fund have comparable performance records. The Acquiring Fund's Wealth shares are estimated to have a lower total annual expense ratio than the Fund's Dreyfus Class shares and Class A shares, and the Acquiring Fund's Service shares are estimated to have a lower total annual expense ratio than the Fund's Class B shares. Management believes that Fund shareholders should benefit from owning shares of a combined fund that has a larger asset size and more diverse shareholder base, particularly in the current money market environment, and that Fund shareholders should benefit from more efficient portfolio management and certain operational efficiencies. In addition, management believes that based on the similarities between the Fund and the Acquiring Fund, the reorganization also would eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.

After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization of the Fund. The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a significantly larger combined fund that is estimated to have a lower total annual expense ratio than the Fund, and has a performance record that is comparable to that of the Fund. In approving the reorganization, the Company's Board of Directors determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. The Company's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	At the Meeting. Any shareholder who attends the meeting virtually may vote by Internet during the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-346-3621.

Sincerely,

Renee LaRoche-Morris President General Government Securities Money Market Funds, Inc.

[December 18], 2020

Proposed Reorganization of
GENERAL TREASURY SECURITIES MONEY MARKET FUND
With and Into
DREYFUS TREASURY SECURITIES CASH MANAGEMENT

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY GENERAL TREASURY SECURITIES MONEY MARKET FUND Investment IF THE PROPOSED REORGANIZATION OCCURS?

You will become a shareholder of Dreyfus Treasury Securities Cash Management (the "Acquiring Fund"), an open-end investment company managed by Dreyfus Cash Investment Strategies ("CIS"), a division of BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), on or about [May 11], 2021 (the "Closing Date"), and will no longer be a shareholder of General Treasury Securities Money Market Fund (the "Fund"). If you hold Dreyfus Class shares or Class A shares of the Fund, you will receive Wealth shares of the Acquiring Fund, and if you hold Class B shares of the Fund, you will receive Service shares of the Acquiring Fund, in each case, with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of General Government Securities Money Market Funds, Inc. (the "Company"). Wealth shares and Service shares of the Acquiring Fund are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the reorganization.

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a significantly larger combined fund that also is managed by CIS and that has a lower management fee and is estimated to have a lower total annual expense ratio. As of [September 30], 2020, the Acquiring Fund had approximately $[36.8] billion in net assets and the Fund had approximately $[2.3] billion in net assets. In addition, the Acquiring Fund's Wealth shares are estimated to have a lower total annual expense ratio than the Fund's Dreyfus Class shares and Class A shares, and the Acquiring Fund's Service shares are estimated to have a lower total annual expense ratio than the Fund's Class B shares, based on the expenses of each fund as of the fiscal year ended November 30, 2019 for the Fund and January 31, 2020 for the Acquiring Fund, and more recently as of [September 30], 2020. See "Will the Proposed Reorganization Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement. The Acquiring Fund and the Fund have comparable performance records for the one-, five- and ten-year periods ended December 31, 2019, based on the performance of the Acquiring Fund's Participant shares. Past performance information is not available for Wealth shares and Service shares of the Acquiring Fund, which are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the proposed reorganization. See "Summary—Past Performance" in the Prospectus/Proxy Statement. Management of BNYM Investment Adviser believes that Fund shareholders should benefit from owning shares of a combined fund that has a larger asset size and more diverse shareholder base, particularly in the current money market environment. Management also believes that, by combining the Fund with the Acquiring

Fund, shareholders should benefit from more efficient portfolio management and certain operational efficiencies. In addition, management believes that based on the similarities between the Fund and the Acquiring Fund, the reorganization also would eliminate the duplication of resources and costs associated with servicing the funds as separate entities. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund are government money market funds and have the same investment objective and substantially similar investment management policies. The Acquiring Fund and the Fund each seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. As money market funds, the Acquiring Fund and the Fund are each subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and seek to maintain a stable share price of $1.00. The investment policies, practices and limitations (and the related risks) of the Acquiring Fund and the Fund are substantially similar.

Each fund pursues its investment objective by investing only in U.S. Treasury securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government, including those with floating or variable rates of interest) and cash. Each fund normally invests at least 80% of its net assets in U.S. Treasury securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash), and typically invests exclusively in U.S. Treasury securities. Each fund is managed so that income paid by the fund will be exempt from state and local taxes.

BNYM Investment Adviser is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund's and the Fund's investments. Members of the CIS portfolio management team are responsible for managing both funds. BNY Mellon Securities Corporation (the "Distributor"), a wholly-owned subsidiary of BNYM Investment Adviser, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN THE SHARE CLASS OF THE FUND THAT I CURRENTLY HOLD AND THE SHARE CLASS OF THE ACQUIRING FUND THAT I WOULD RECEIVE IN THE REORGANIZATION?

If you hold Dreyfus Class shares or Class A shares of the Fund, you will receive Wealth shares of the Acquiring Fund, and if you hold Class B shares of the Fund, you will receive Service shares of the Acquiring Fund, in each case, with a value equal to the value of your Dreyfus Class shares, Class A shares or Class B shares, respectively, as of the Closing Date. The principal differences between the various share classes of the Fund and the Acquiring Fund are their fee structure and distribution and shareholder servicing expenses.

Dreyfus Class shares and Class A shares of the Fund are subject to a shareholder services plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% and 0.05% of the value of the Fund's average daily net assets attributable to Dreyfus Class shares and Class A shares, respectively, for the provision of personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, and services related to the maintenance of shareholder accounts. Class A shares and Class B shares of the Fund are subject to a separate shareholder services plan pursuant to which the Fund pays the Distributor for the provision of such services an annual fee at the rate of 0.20% and 0.25% of the value of the Fund's average daily net assets attributable to Class A shares and Class B shares, respectively. Class B shares of the Fund also are subject to a service plan adopted pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.20% of the value of the Fund's average daily net assets attributable to Class B shares for payments made to third parties for distributing Class B shares. There is no service plan fee (or other distribution (12b-1) fees) for Dreyfus Class shares or Class A shares of the Fund, nor is there one for Wealth Shares or Service Shares of the Acquiring Fund. Class B shares of the Fund also are charged directly for sub-accounting services provided by certain financial intermediaries at an annual rate of 0.05% of the value of the Fund's average daily net assets attributable to Class B shares.

Wealth shares and Service shares of the Acquiring Fund are subject to a shareholder services plan pursuant to which the Acquiring Fund pays the Distributor an annual fee at the rate of 0.25% of the value of the Acquiring Fund's average daily net assets attributable to Wealth shares and Service shares, respectively, for the provision of personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Acquiring Fund, and services related to the maintenance of shareholder accounts. Service shares of the Acquiring Fund are subject to an administrative services plan pursuant to which the Acquiring Fund pays the Distributor an annual fee at the rate of 0.55% of the value of the Acquiring Fund's average daily net assets attributable to Service shares for the provision of certain types of recordkeeping and other related services.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption and TeleTransfer Privileges, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit, Dividend Sweep, Automatic Withdrawal Plan and Express voice-activated account access, that you currently have as a shareholder of the Fund. In addition, as a shareholder of the Acquiring Fund, you will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege. If you had the Checkwriting Privilege on your Fund account and wrote a check within the past year, you will receive under separate cover a checkbook reflecting your new account number with respect to your shares of the Acquiring Fund. When you receive this checkbook, please begin using the new checks immediately. While any outstanding checks written during the [30]-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to your prior Fund account number. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

While you will continue to have the same privileges as a holder of Wealth shares or Service shares of the Acquiring Fund as you previously did as a holder of Dreyfus Class shares, Class A shares or Class B shares of the Fund, please note that if you had the Checkwriting Privilege on your Fund account but have not written a check within the past year, you will need to update your account as described below. In addition, if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in the Checkwriting Privilege or Government Direct Deposit, or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bnymellonim.com/us or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. The Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.20% of the value of the Acquiring Fund's average daily net assets. The Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. In addition, the Acquiring Fund's Wealth shares are estimated to have a lower total annual expense ratio than the Fund's Dreyfus Class shares and Class A shares, and the Acquiring Fund's Service shares are estimated to have a lower total annual expense ratio than the Fund's Class B shares, based on the expenses of each fund as of the fiscal year ended November 30, 2019 for the Fund and January 31, 2020 for the Acquiring Fund, and more recently as of [September 30], 2020.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BNYM Investment Adviser and/or its affiliates, not the Fund or the Acquiring Fund, will pay the expenses directly relating to the reorganization whether or not the reorganization is consummated. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the reorganization.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

As a result of a review of the lineup of Dreyfus money market funds by BNYM Investment Adviser described above, management of BNYM Investment Adviser recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund. After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company's Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Company's Board determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a significantly larger combined fund that is managed by members of BNYM Investment Adviser's CIS division and has a lower management fee and is estimated to have a lower total annual expense ratio, based on the expenses of each fund as of the respective fund's most recent fiscal year end and more recently as of [September 30], 2020. In addition, the Acquiring Fund and the Fund had comparable performance records for the one-, five- and ten-year periods ended December 31, 2019.

Shareholders of the Fund also should benefit from owning shares of a combined fund that has a larger asset size and more diverse shareholder base, particularly in the current money market environment. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. Therefore, the Company's Board recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	At the meeting, by attending virtually and voting through the Internet during the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

GENERAL TREASURY SECURITIES MONEY MARKET FUND

Notice of Special Meeting of Shareholders

To the Shareholders:

A Special Meeting of Shareholders (the "Meeting") of General Treasury Securities Money Market Fund (the "Fund"), a series of General Government Securities Money Market Funds, Inc. (the "Company") will be held on Wednesday, February 24, 2021 at [10:00 a.m.]. Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of our shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person.

The Meeting is being held for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Treasury Securities Cash Management (the "Acquiring Fund"), in exchange solely for Wealth shares and Service shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Wealth shares and Service shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Dreyfus Class shares or Class A shares of the Fund would receive Wealth shares of the Acquiring Fund and holders of Class B shares of the Fund would receive Service shares of the Acquiring Fund; and

2.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on [December 18], 2020 will be entitled to receive notice of and to vote at the Meeting.

[To participate in the Meeting, please visit the Meeting website at [____________________] and enter the password [_________]. You must also enter the control number found on your proxy card. You may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to [_________], the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to [____________________]. Requests for registration should be received no later than 5:00 p.m., Eastern time, on [_________], [_________], 2021. You will receive a confirmation email from [_________] of your registration and a control number that will allow you to vote at the Meeting. For requests received after 5:00 p.m., Eastern time, on [_________], [_________], 2021, [_________] will attempt to register you, but may be unable to do so prior to the Meeting.

Questions from shareholders to be considered at the Meeting must be submitted to [BNY Mellon Investment Management] at [1-800-334-6899] or [instsales@bnymellon.com] no later than 5:00 p.m., Eastern time, on [_________], [_________], 2021. Only questions that are pertinent, as determined by the chairperson of the Meeting, will be answered during the Meeting, subject to time constraints.]

By Order of the Board of Directors

James Bitetto Secretary

New York, New York
[December 18], 2020

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

GENERAL TREASURY SECURITIES MONEY MARKET FUND

(A Series of General Government Securities Money Market Funds, Inc.)

With and Into

DREYFUS TREASURY SECURITIES CASH MANAGEMENT

PROSPECTUS/PROXY STATEMENT
[___________], 2020

Special Meeting of Shareholders
To Be Held on Wednesday, February 24, 2021

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of General Government Securities Money Market Funds, Inc. (the "Company"), on behalf of General Treasury Securities Money Market Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held virtually on Wednesday, February 24, 2021, at [10:00 a.m.], for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on [December 18], 2020 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Treasury Securities Cash Management (the "Acquiring Fund"), in exchange solely for Wealth shares and Service shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund's Wealth shares and Service shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Wealth shares or Service shares (or fractions thereof), as the case may be, for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of shares (or fractions thereof) of the applicable class of shares of the Acquiring Fund, with holders of Dreyfus Class shares or Class A shares of the Fund receiving Wealth shares of the Acquiring Fund and holders of Class B shares of the Fund receiving Service shares of the Acquiring Fund, in each case equal in value to the aggregate net asset value of the shareholder's Fund shares, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated [___________], 2020, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or by calling 1-800-346-3621 (inside the U.S. only).

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are open-end management investment companies known as money market mutual funds. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") is the investment adviser for the Acquiring Fund and the Fund. A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectuses offering Wealth shares and Service shares, each dated [November __], 2020, accompany this Prospectus/Proxy Statement and are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Acquiring Fund's Annual Report for its fiscal year ended January 31, 2020 and Semi-Annual Report for the six-month period ended July 31, 2020 or the Fund's most recent Prospectuses or Annual Report for its fiscal year ended November 30, 2019 and Semi-Annual Report for the six-month period ended May 31, 2020, please call your BNY Mellon Institutional Services representative, call 1-800-346-3621, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of Dreyfus Class shares, Class A shares and Class B shares of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization, except as to broker non-votes as described under the heading "Voting Information." If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting virtually may vote by Internet during the Meeting, thereby canceling any proxy previously given.

As of [October 30], 2020, the following numbers of Fund shares were issued and outstanding:

Dreyfus Class Shares	Class A Shares	Class B Shares

Proxy materials will be mailed to shareholders of record on or about December [__], 2020. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectuses, the Fund's Prospectuses and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company's Board of Directors, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund ("Independent Board Members"), has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Wealth shares and Service shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Holders of Dreyfus Class shares or Class A shares of the Fund will receive Wealth shares of the Acquiring Fund and holders of Class B shares of the Fund will receive Service shares of the Acquiring Fund. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Company's Board of Directors has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any. See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectuses and the Fund's Prospectuses. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. The Acquiring Fund and the Fund are money market funds with the same investment objective and substantially similar investment management policies. Each fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

Each fund pursues its investment objective by investing only in U.S. Treasury securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government, including those with floating or variable rates of interest) and cash.

Each fund is designated as a "government money market fund" as that term is defined in Rule 2a-7 under the 1940 Act. As government money market funds, each fund is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. Each fund normally invests at least 80% of its net assets in U.S. Treasury securities (i.e., under normal circumstances, each fund will not invest more than 20% of its net assets in cash), and typically invests exclusively in such securities.

Each fund is managed so that income paid by the fund will be exempt from state and local taxes. Because rules regarding the state and local taxation of dividend income can differ from state to state, investors are urged to consult their tax advisers about the taxation of the funds' dividend income in their state and locality.

Each fund seeks to maintain a stable share price of $1.00 and is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act. Among other requirements, each fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, each fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities or securities that can readily be converted into cash within one business day. Each fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

In response to liquidity needs or unusual market conditions, each fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the respective fund from achieving its investment objective.

The Acquiring Fund and the Fund have substantially similar fundamental investment restrictions. Please see Exhibit B of this Prospectus/Proxy Statement for a comparison of the fundamental investment restrictions of the Acquiring Fund and the Fund.

Investment Risks. Because the Acquiring Fund and the Fund are money market funds with the same investment objective and substantially similar investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in either fund. Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it cannot guarantee it will do so. Each fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. Neither fund currently is permitted to impose a fee upon the sale of shares (a "liquidity fee") or temporarily suspend redemptions (a redemption "gate") under distressed conditions as some other types of money market funds are, and the funds' boards have no intention to impose a liquidity fee or redemption gate. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to a fund, and shareholders should not expect that BNYM Investment Adviser or its affiliates will provide financial support to either fund at any time.

The following are the principal risks that could reduce the Acquiring Fund's or the Fund's income level and/or share price:

•	Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair a fund's ability to maintain a stable net asset value. A low interest rate environment may prevent a fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing a fund's ability to maintain a stable net asset value. To meet redemption requests, a fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

•	U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•	Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments. Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Fees and Expenses. The Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.20% of the value of the Acquiring Fund's average daily net assets. The Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets.

In addition, the Acquiring Fund's Wealth shares are estimated to have a lower total annual expense ratio than the Fund's Dreyfus Class shares and Class A shares, and the Acquiring Fund's Service shares are estimated to have a lower total annual expense ratio than the Fund's Class B shares, based on the expenses of each fund as of the fiscal year ended January 31, 2020 for the Acquiring Fund and November 30, 2019 for the Fund, and more recently as of [September 30], 2020.

The fees and expenses set forth in the tables below for each fund (estimated for the Acquiring Fund's Wealth shares and Service shares) are as of June 30, 2020. The "Pro Forma After Reorganization" operating expenses information set forth in the tables below is based on the fees and expenses of each fund (estimated for the Acquiring Fund's Wealth shares and Service shares), as of June 30, 2020, as adjusted showing the effect of the consummation of the Reorganization.

Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment):

	Fund General Treasury Securities Money Market Fund Dreyfus Class Shares	Fund General Treasury Securities Money Market Fund Class A Shares	Acquiring Fund Dreyfus Treasury Securities Cash Management Wealth Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus Treasury Securities Cash Management Wealth Shares
Management fees	0.50%	0.50%	0.20%	0.20%
Other expenses
Shareholder services fees	0.05%	0.23%	0.25%	0.25%
Miscellaneous other expenses	0.06%	0.05%	0.02%[1]	0.02%
Total other expenses	0.11%	0.28%	0.27%	0.27%
Total annual fund operating expenses[3]	0.61%	0.78%	0.47%	0.47%

	Fund General Treasury Securities Money Market Fund Class B Shares	Acquiring Fund Dreyfus Treasury Securities Cash Management Service Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus Treasury Securities Cash Management Service Shares
Management fees	0.50%	0.20%	0.20%
Distribution (12b-1) fees	0.20%	none	none
Other expenses
Administrative services fees	none	0.55%	0.55%
Shareholder services fees	0.25%	0.25%	0.25%
Sub-accounting services fees	0.05%	none	none
Miscellaneous other expenses	0.05%	0.01%[1]	0.00%[2]
Total other expenses	0.35%	0.81%	0.80%
Total annual fund operating expenses[3]	1.05%	1.01%	1.00%

[1]	Miscellaneous other expenses for the Acquiring Fund's Wealth shares and Services shares are estimated for the current fiscal year based on the expenses of the Acquiring Fund's Investor shares and Participant shares, respectively (there will be no exchange in the Reorganization of Investor shares or Participant shares of the Acquiring Fund).
[2]	Amount was less than 0.01%.
[3]	The expense ratios do not reflect any voluntary undertakings of BNYM Investment Adviser to waive fees and/or reimburse fund expenses.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example is based on the operating expenses of the funds, as of June 30, 2020. The "Pro Forma After Reorganization" Example is based on the operating expenses of the funds, as of June 30, 2020, as adjusted showing the effect of the consummation of the Reorganization. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund General Treasury Securities Money Market Fund
	Dreyfus Class Shares	Class A Shares	Class B Shares
1 Year	$62	$80	$107
3 Years	$195	$249	$334
5 Years	$340	$433	$579
10 Years	$762	$966	$1,283

	Acquiring Fund Dreyfus Treasury Securities Cash Management
	Wealth Shares	Service Shares
1 Year	$48	$103
3 Years	$151	$322
5 Years	$263	$558
10 Years	$591	$1,236

	Acquiring Fund Pro Forma After Reorganization Dreyfus Treasury Securities Cash Management
	Wealth Shares	Service Shares
1 Year	$48	$102
3 Years	$151	$318
5 Years	$263	$552
10 Years	$591	$1,225

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Participant shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year. The table for each fund shows the average annual total returns of the respective fund's shares over time. Past performance is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future. More recent performance information may be available at www.dreyfus.com. Since Wealth shares and Service shares of the Acquiring Fund are new, past performance information is not available for Wealth shares and Service shares of the Acquiring Fund as of the date of this Prospectus/Proxy Statement. Except to the extent Wealth shares and Service shares of the Acquiring Fund and Participant shares of the Acquiring Fund may have different expenses, Wealth shares and Service shares of the Acquiring Fund should have substantially similar annual returns to those of Participant shares of the Acquiring Fund because each class is invested in the same portfolio of securities.

Acquiring Fund
Dreyfus Treasury Securities Cash Management — Participant Shares
Year-by-year total returns as of 12/31 each year (%)

+0.00	+0.00	+0.00	+0.00	+0.00	+0.00	+0.01	+0.32	+1.28	+1.62
'10	'11	'12	'13	'14	'15	'16	'17	'18	'19

Best Quarter:	Q1 '19	+0.46
Worst Quarter:	Q3 '15	0.00%

The year-to-date total return of the Acquiring Fund's Participant shares as of 9/30/20 was 0.22%.

Acquiring Fund
Dreyfus Treasury Securities Cash Management
Average Annual Total Returns as of 12/31/19

Share Class	1 Year	5 Years	10 Years
Participant	1.62%	0.65%	0.32%

For the Acquiring Fund's current yield, call toll-free 1-800-373-9387 (inside the U.S. only).

Fund
General Treasury Securities Money Market Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

0.00	0.00	0.00	0.00	0.00	0.00	+0.01	+0.17	+1.11	+1.42
'10	'11	'12	'13	'14	'15	'16	'17	'18	'19

Best Quarter:	Q2 '19	+0.41%
Worst Quarter:	Q3 '15	0.00%

The year-to-date total return of the Fund's Class A shares as of 9/30/20 was 0.18%.

Fund

General Treasury Securities Money Market Fund

Average Annual Total Returns as of 12/31/19

Share Class (Inception Date)	1 Year	5 Years	10 Years	Since Inception
Class A	1.42%	0.54%	0.27%	—
Class B	1.17%	0.41%	0.21%	—
Dreyfus Class (12/4/15)	1.59%	—	—	0.78%

For the Fund's current yield, call toll-free 1-800-346-3621.

Investment Adviser. The Fund and the Acquiring Fund are managed by Dreyfus Cash Investment Strategies ("CIS"), a division of BNY Mellon Investment Adviser, Inc., the Acquiring Fund's and the Fund's investment adviser, 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $[271] billion in [133] mutual fund portfolios. A discussion regarding the basis for the Company's Board approving the Fund's management agreement with BNYM Investment Adviser is available in the Fund's annual report for the fiscal year ended November 30, 2019. A discussion regarding the basis for the Acquiring Fund's Board approving the Acquiring Fund's management agreement with BNYM Investment Adviser is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended July 31, 2020. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $[38.6] trillion in assets under custody and administration and $[2.0] trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Board Members. Other than Joseph S. DiMartino, Francine J. Bovich, Nathan Leventhal and Robin A. Melvin (who currently comprise four of the five Board members of the Company and four of the ten Board members of the Acquiring Fund), the Acquiring Fund and the Company have different Board members. All of the Board members of the Acquiring Fund and the Company are Independent Board Members. For a description of the Acquiring Fund's Board members, including Messrs. DiMartino and Leventhal and Mses. Bovich and Melvin, see Exhibit C.

Primary Portfolio Managers. Members of the CIS portfolio management team will be responsible for managing the combined fund after the Reorganization.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Other Service Providers. BNY Mellon Securities Corporation ("BNYMSC" or the "Distributor"), a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York,

New York 10286, serves as distributor (i.e., principal underwriter) of the Fund's and the Acquiring Fund's shares pursuant to a distribution agreement among the Acquiring Fund and the Company and BNYMSC.

The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's and the Acquiring Fund's custodian.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's and the Acquiring Fund's transfer and dividend disbursing agent.

Capitalization. The Fund has classified its shares into three classes—Dreyfus Class shares, Class A shares and Class B shares of common stock. The Acquiring Fund has classified its shares into six classes—Institutional shares, Administrative shares, Investor shares, Participant shares, Wealth shares and Service shares of beneficial interest. There will be no exchange in the Reorganization of Institutional shares, Administrative shares, Investor shares or Participant shares of the Acquiring Fund. Wealth shares and Service shares of the Acquiring Fund are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization. In the Reorganization, holders of Dreyfus Class shares or Class A shares of the Fund will receive Wealth shares of the Acquiring Fund and holders of Class B shares of the Fund will receive Service shares of the Acquiring Fund. The following tables set forth, as of September 30, 2020, (1) the capitalization of the Fund's Dreyfus Class shares, Class A shares and Class B shares, (2) the capitalization of the Acquiring Fund's Wealth shares and Service shares and (3) the pro forma capitalization of the Acquiring Fund's Wealth shares and Service shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund General Treasury Securities Money Market Fund Dreyfus Class Shares	Fund General Treasury Securities Money Market Fund Class A Shares	Acquiring Fund Dreyfus Treasury Securities Cash Management Wealth Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus Treasury Securities Cash Management Wealth Shares
Total net assets	$374,058,774	$43,262,906	$0	$417,321,680
Net asset value per share	$1.00	$1.00	N/A	$1.00
Shares outstanding	373,957,361	43,252,100	None	417,209,461

	Fund General Treasury Securities Money Market Fund Class B Shares	Acquiring Fund Dreyfus Treasury Securities Cash Management Service Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus Treasury Securities Cash Management Service Shares
Total net assets	$1,918,117,749	$0	$1,918,117,749
Net asset value per share	$1.00	N/A	$1.00
Shares outstanding	1,917,591,667	None	1,917,591,667

As of September 30, 2020, the Acquiring Fund's total net assets (attributable to Institutional shares, Administrative shares, Investor shares and Participant shares (Wealth shares and Service shares are new and had no assets as of such date)) and the Fund's total net assets (attributable to Dreyfus Class shares, Class A shares and Class B shares) were $36,835,680,138 and $2,335,439,429, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses.

Purchase Procedures. The purchase procedures of the Acquiring Fund and the Fund and the automatic investment services they offer are substantially similar. The price for shares of the Acquiring Fund and the Fund is the net asset value per share, which is generally calculated at 3:00 p.m. Eastern time on any day the New York Stock Exchange ("NYSE") is open. In addition, each fund's net asset value will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association recommends that fixed income securities markets be open for the day or a portion of the day. Orders in proper form received and accepted by a fund or a financial intermediary that serves as agent for the fund by the time of day at which the fund calculates its net asset value will become effective at the net asset value determined on that day, and shares purchased will receive the dividend declared on that day.

Each fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the 1940 Act in order to be able to maintain a price of $1.00 per share. See the relevant fund's Prospectuses and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Service (12b-1) Plans. Class B shares of the Fund are subject to a service plan adopted pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.20% of the value of the Fund's average daily net assets attributable to Class B shares for payments made to third parties for distributing Class B shares. The Distributor may make payments to one or more third parties in respect of distribution services for Class B shares, and determines the amounts, if any, to be paid to third parties and the basis on which such payments are made. There is no service plan fee (or other distribution (12b-1) fee) for Dreyfus Class shares or Class A shares of the Fund, nor is there one for Wealth shares or Service shares of the Acquiring Fund.

Shareholder, Administrative and Sub-Accounting Services Plans. Dreyfus Class shares and Class A shares of the Fund are each subject to a shareholder services plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% and 0.05% of the value of the Acquiring Fund's average daily net assets attributable to Dreyfus Class shares and Class A shares, respectively, for the provision of personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, and services related to the maintenance of shareholder accounts. Class A shares and Class B shares of the Fund are each subject to a separate shareholder services plan pursuant to which the Fund pays the Distributor an annual fee at the rate of 0.20% and 0.25% of the value of the Acquiring Fund's average daily net assets attributable to Class A shares and Class B shares, respectively, for the provision of such services. Class B shares of the Fund also are charged directly for sub-accounting services provided by certain financial intermediaries at an annual rate of 0.05% of the value of the Fund's average daily net assets attributable to Class B shares.

Wealth shares and Service shares of the Acquiring Fund are each subject to a shareholder services plan pursuant to which the Acquiring Fund pays the Distributor an annual fee at the rate of 0.25% of the value of the Acquiring Fund's average daily net assets attributable to Wealth shares and Service shares for the provision of personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, and services related to the maintenance of shareholder accounts. Service shares of the Acquiring Fund also are subject to an administrative services plan pursuant to which the Acquiring Fund pays the Distributor an annual fee at the rate of 0.55% of the value of the Acquiring

Fund's average daily net assets attributable to Service shares for the provision of certain types of recordkeeping and other related services.

Redemption Procedures. The redemption procedures of the Acquiring Fund and the Fund are substantially similar. An investor may sell (redeem) Dreyfus Class shares, Class A shares or Class B shares of the Fund and Wealth shares or Service shares of the Acquiring Fund at any time. Shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. See the relevant fund's Prospectuses and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Each fund processes redemption orders promptly. If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the Commission, the funds, and certain other money market funds in the BNY Mellon Family of Funds, may borrow money from certain money market funds in the BNY Mellon Family of Funds for temporary or emergency purposes to meet redemption requests.

The funds also reserve the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Investors are urged to call BNY Mellon Institutional Services before effecting any large transactions. Securities distributed in connection with any such redemption in-kind are expected to generally represent the investor's pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

Distributions. The dividends and distributions policies of the Acquiring Fund and the Fund are identical. Each fund ordinarily declares dividends from its net investment income on each day its net asset value is calculated and normally pays dividends monthly and capital gain distributions, if any, annually. Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See the relevant fund's Prospectuses and Statement of Additional Information for a further discussion of the fund's dividends and distributions policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectuses and

Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Wealth shares or Service shares of the Acquiring Fund as you previously did as a holder of Dreyfus Class shares, Class A shares or Class B shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bnymellonim.com/us or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

In addition, if you had the Checkwriting Privilege on your Fund account and wrote a check within the past year, you will receive under separate cover a checkbook reflecting your new account number with respect to your shares of the Acquiring Fund. When you receive this checkbook, please begin using the new checks immediately. While any outstanding checks written during the [30]-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to your prior Fund account number. If you had the Checkwriting Privilege on your Fund account but have not written a check within the past year, you will have to request a new checkbook reflecting your new account number with respect to your shares of the Acquiring Fund.

Certain Organizational Differences Between the Company and the Acquiring Fund. The Acquiring Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Acquiring Fund's Amended and Restated Agreement and Declaration of Trust, as amended (the "Trust Agreement"), the Acquiring Fund's By-Laws and applicable Massachusetts law. The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation, as amended (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The Acquiring Fund is required to call a special meeting of shareholders for any purpose when requested to do so by the holders of at least 10% of its outstanding shares entitled to vote. The Fund is required to call a special meeting of shareholders for any purpose when requested to do so by the holders of shares entitled to at least a majority of all the votes entitled to be cast at such meeting. Shareholders may remove a Board member by the affirmative vote of a majority, in the case of the Fund, or two-thirds, in the case of the Acquiring Fund, of the respective fund's outstanding shares entitled to vote. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Acquiring Fund's Trust Agreement provides that 30% of the Acquiring Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting. The Company's Charter provides that one-third of the Fund's outstanding shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Acquiring Fund or the Company are not affected by such quorum requirements.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Acquiring Fund or the Acquiring Fund's Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Under the Maryland Code, Fund shareholders have no personal liability as such for the Fund's acts or obligations.

Liability and Indemnification of Board Members. Under Massachusetts law, the Acquiring Fund's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Acquiring Fund may be indemnified to the same extent as Trustees.

Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was committed in bad faith or was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director is entitled to advances of expenses in the course of litigation if (i) such Director provides a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification has been met and undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Director provides acceptable security, (y) the Company is insured against losses arising from the advances, or (z) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Trust Agreement, the Acquiring Fund's By-Laws and Massachusetts law, and the Fund, the Company's Charter, the Company's By-Laws and the Maryland Code. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund's Trust Agreement and By-Laws or the Company's Charter and By-Laws should write to the relevant fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

Management of BNYM Investment Adviser reviewed the lineup of Dreyfus money market funds to determine whether it would be appropriate and benefit shareholders to consolidate certain funds having similar investment objectives and strategies. As a result of the review, management of BNYM Investment Adviser recommended to the Company's Board and to the Acquiring Fund's Board that the Fund be consolidated with the Acquiring Fund. After considering the terms and conditions of the Reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company's Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Company's Board determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a significantly larger combined fund that is managed by members of BNYM Investment Adviser's CIS division and has a lower management fee and is estimated to have a lower total annual expense ratio, based on the expenses of each fund as of each fund's most recent fiscal year end and more recently as of [September 30], 2020. In addition, the Acquiring Fund and the Fund had comparable performance records for the one-, five- and ten-year periods ended December 31, 2019. As of [September 30], 2020, the Acquiring Fund had net assets of approximately $[36.8] billion and the Fund had net assets of approximately $[2.3] billion. By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting BNYM Investment Adviser to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. Fund shareholders also should benefit from owning shares of a combined fund that has a larger asset size and more diverse shareholder base, particularly in the current money market environment. As a result, BNYM Investment Adviser recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Fund's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. Increasing the Acquiring Fund's assets also may benefit BNYM Investment Adviser because such increase in assets may reduce the amount of fees and expenses BNYM Investment Adviser has voluntarily agreed to waive or reimburse to maintain the funds' current yields at certain levels.

In determining whether to approve the Reorganization, each Board considered the following factors: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that such objectives, policies, restrictions, and services were the same or substantially similar; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund, concluding that, after the Reorganization, the combined fund's Wealth shares are estimated to have a lower total annual expense ratio than the Fund's Dreyfus Class shares and Class A shares, and the combined fund's Service shares are estimated to have a lower total annual expense ratio than the Fund's Class B shares, based on the expenses of each fund as of the fiscal year ended November 30, 2019 for the Fund and January 31, 2020 for the Acquiring Fund, and more recently as of [September 30], 2020; (4) the relative performance of the Fund and the Acquiring Fund, concluding that the Acquiring Fund and the Fund had comparable performance records; (5) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (6) the costs to be incurred in connection with the Reorganization, noting that the expenses relating to the Reorganization would be borne by BNYM Investment Adviser and/or its affiliates, and not the Fund or Acquiring Fund.

For the reasons described above, the Company's Board and the Acquiring Fund's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Wealth shares and Service shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on [May 11], 2021 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Wealth and Service shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the applicable class of shares of the Fund and the Acquiring Fund, generally computed as of 5:00 p.m., Eastern Time, on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectuses and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of record of its Dreyfus Class shares, Class A shares and Class B shares, determined as of the close of business on the Closing Date, the Acquiring Fund Wealth shares and Service shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. Holders of Dreyfus Class shares or Class A shares of the Fund will receive Wealth shares of the Acquiring Fund, and holders of Class B shares of the Fund will receive Service shares of the Acquiring Fund. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees. The Plan may be amended at any time prior to the Reorganization by the Company's Board or the Acquiring Fund's Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Fund. An additional condition to the Reorganization is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Company or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, for legal and accounting expenses, outside solicitation firm costs, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $[_______], which will be borne by BNYM Investment Adviser and/or its affiliates. The Fund and the Acquiring Fund will not bear any costs directly associated with the Reorganization. In addition to use of the mails, proxies may be solicited personally or by telephone, and BNYM Investment Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, BNYM Investment Adviser will retain [__________] to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $[_______], plus any out of pocket expenses, such cost to be borne by BNYM Investment Adviser and/or its affiliates, and is included in the estimated total expenses of the Reorganization listed above. BNYM Investment Adviser has agreed to indemnify [__________] and related parties against certain liabilities and expenses arising out of its services to BNYM Investment Adviser in connection with the Meeting. The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization. See "—Sale of Portfolio Securities" below.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the

Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund, including continuing to operate as the Fund currently does, merger with a different fund or liquidation.

Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan (i.e., the acquisition of shares of the Acquiring Fund in exchange for the Fund's assets and stated liabilities), Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization. The Fund will continue to comply with its existing investment restrictions leading up to the consummation of the Reorganization. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Wealth shares and Service shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Proskauer Rose LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Wealth shares and Service shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Wealth shares and Service shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Wealth shares and Service shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Wealth shares and Service shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Wealth shares and Service shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Dreyfus Class shares, Class A shares or Class B shares for Acquiring Fund Wealth shares or Service shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Wealth shares and Service shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Wealth shares and Service shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of November 30, 2019, the Fund's fiscal year end, and as of September 30, 2020, the Fund had no capital loss carryforwards and was in a capital gain position.

Sale of Portfolio Securities. As the funds are both money market funds managed in accordance with Rule 2a-7 under the 1940 Act and have the same investment objective and substantially similar investment management policies, there is no current expectation that the Fund's portfolio securities will be sold in connection with the Reorganization. The Fund and the Acquiring Fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund. Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act is required to approve the Plan and the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

THE COMPANY'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectuses and Statement of Additional Information, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 033-25941). The Acquiring Fund's Prospectuses, each dated November 16, 2020, are incorporated herein by reference to Post-Effective Amendment No. 62 to the Acquiring Fund's Registration Statement on Form N-1A, filed on November 16, 2020. The Acquiring Fund's Statement of Additional Information, dated [November 29, 2019, as revised or amended, January 31, 2020, February 28, 2020,March 31, 2020, May 1, 2020, June 1, 2020, July 31, 2020,September 1, 2020, September 16, 2020, November 6, 2020 and November 16, 2020], is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on November 16, 2020.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectuses and Statement of Additional Information, forming a part of the Fund's Registration Statement on Form N-1A (File No. 002-77207). The Fund's Prospectuses, each dated March 31, 2020, are incorporated herein by reference to Post-Effective Amendment No. 67 to the Fund's

Registration Statement on Form N-1A, filed on March 27, 2020. The Fund's Statement of Additional Information, dated [December 16, 2019, as revised or amended, March 31, 2020, May 1, 2020, June 30, 2020 and September 1, 2020, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on August 31, 2020].

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and BNYM Investment Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. BNYM Investment Adviser may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting virtually and voting by Internet during the Meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. Properly signed and dated proxy cards marked with an abstention or representing a broker non-vote will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. A broker "non-vote" is a proxy from a broker or nominee who does not have discretionary power to vote Fund shares on behalf of its client, the beneficial owner of the shares, indicating that such broker or nominee has not received instructions from its client or other persons entitled to vote the shares. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization.

With respect to individual retirement accounts ("IRAs") sponsored by BNYM Investment Adviser, the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, an affiliate of BNYM Investment Adviser, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other BNYM Investment Adviser IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNYM Investment Adviser IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third (33-1/3%) of the Fund's outstanding shares entitled to vote at the Meeting. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for one or both of the Funds. The Meeting may be adjourned by the chairperson of the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act is required to approve the Plan and the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of October 30, 2020, either of record or beneficially, 5% or more of the outstanding Dreyfus Class shares, Class A shares and Class B shares of the Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date. As Wealth shares and Service shares of the Acquiring Fund are newly authorized and will not be offered until consummation of the Reorganization, no Wealth shares or Service shares of the Acquiring Fund were issued and outstanding as of October 30, 2020.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund
Fund—Dreyfus Class Shares

City National Bank Fiduciary for Various Accounts Attn: Trust Ops/DDA Sweep 555 S. Flower Street, 10th Floor Los Angeles, CA 90071-2300	43.15%	39.19%
		(Wealth Shares)

Fund—Class A Shares

Stifel Nicolaus & Co. Inc. Exclusive Benefit of Customers 501 N. Broadway St. Louis, MO 63102-2188	49.56%	4.55%
		(Wealth Shares)

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund
Pershing Cash Management Services One Pershing Plaza Harborside III 6th Floor Jersey City, NJ 07399-0001	24.53%	2.25%
		(Wealth Shares)

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	6.28%	0.58%
		(Wealth Shares)

Fund—Class B Shares

Pershing Cash Management Services One Pershing Plaza Harborside III 6th Floor Jersey City, NJ 07399-0001	84.04%	84.04%
		(Service Shares)

BNY Mellon FBO Bank Custody Solution 1 Pershing Plaza Jersey City, NJ 07399-0001	9.24%	9.24%
		(Service Shares

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund. As of October 30, 2020, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.

As of October 30, 2020, Board members and officers of the Company and the Acquiring Fund, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund (File No. 811-05718) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended January 31, 2020, filed on March 26, 2020. The financial statements of the Fund (File No. 811-03456) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended November 30, 2019, filed on January 31, 2020.

The audited financial statements of the Fund for its fiscal year ended November 30, 2019 and the audited financial statements of the Acquiring Fund for its fiscal year ended January 31, 2020 have been incorporated herein. The financial statements audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Exhibit A

Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION dated as of November 17, 2020 (the "Agreement"), among GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of GENERAL TREASURY SECURITIES MONEY MARKET FUND (the "Fund"), DREYFUS TREASURY SECURITIES CASH MANAGEMENT, a Massachusetts business trust (the "Acquiring Fund"), and, with respect to Section 9.4 of the Agreement, BNY MELLON INVESTMENT ADVISER, INC. ("BNYM Investment Adviser").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Wealth shares and Service shares ("Acquiring Fund Shares") of beneficial interest, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	the reorganization.

1.1               Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2               The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3               The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4               Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5               The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6               As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Dreyfus Class shares, Class A shares and Class B shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the applicable class of Acquiring Fund Shares, with holders of Dreyfus Class shares or Class A shares of the Fund receiving Wealth shares of the Acquiring Fund and holders of Class B shares of the Fund receiving Service shares of the Acquiring Fund, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7               Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectuses and statement of additional information.

1.8               Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9               Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10           As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1               The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 5:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended (the "Acquiring Fund's Trust Agreement"), and the then-current prospectuses or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2               The value of the Fund's Assets and the net asset value of an Acquiring Fund Share shall be based on the amortized cost valuation procedures that have been adopted by the Company's Board and the Acquiring Fund's Board, respectively. Any provision in this Agreement to the contrary notwithstanding, if on the Valuation Date the difference between the net asset value per share of (i) either the Fund's shares or the Acquiring Fund Shares, respectively, using (a) the amortized cost value and (b) the shadow market value or (ii) the Fund's shares and the Acquiring Fund Shares using the shadow market value, equals or exceeds $.0025, either party shall have the right to postpone the Closing Date until such time as the per share difference is less than $.0025 or terminate this Agreement and the transactions contemplated hereby. For purposes of the preceding sentence, the shadow market net asset value of the Fund's shares and the Acquiring Fund Shares shall be computed by using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with the policies and procedures established by the Acquiring Fund (or as otherwise mutually determined by the Company's Board and the Acquiring Fund's Board).

2.3               The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraphs 2.1 and 2.2 by the net asset value of one Acquiring Fund Share of the applicable class, as the case may be, determined in accordance with paragraph 2.2.

2.4               All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1               The Closing Date shall be [May 11], 2021, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern Time, at the offices of BNYM Investment Adviser, 240 Greenwich Street, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2               The Company shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3               If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4               The Company shall direct the Fund's transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall direct the Acquiring Fund's transfer agent to issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5               At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6               If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1               The Company, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectuses and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation, as amended (the "Fund's Charter"), or the Fund's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Fund, is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Fund, is a party or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended November 30, 2019 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since November 30, 2019, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2               The Acquiring Fund represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended January 31, 2020 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since January 31, 2020, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING FUND AND THE COMPANY ON BEHALF OF THE FUND.

5.1               The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2               The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3               Subject to the provisions of this Agreement, the Company, on behalf of the Fund, and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4               As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5               The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6               The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7               The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8               As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1               All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2               The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3               The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1               All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2               The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1               This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Charter and the 1940 Act.

8.2               On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3               All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4               The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5               The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6               The Fund and the Acquiring Fund shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the

Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION AND AMENDMENT OF AGREEMENT; EXPENSES.

9.1               This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2               If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Fund, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.

9.3               The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.

9.4               Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by BNYM Investment Adviser.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland and Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Fund or the Company, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Fund's Trust Agreement and the Fund's Charter. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

General Government Securities
Money Market Funds, Inc., on
behalf of General Treasury Securities
Money Market Fund

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky
Assistant Secretary

DREYFUS TREASURY SECURITIES CASH MANAGEMENT

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky
Assistant Secretary

The undersigned is a party to this Agreement with respect to Section 9.4 of the Agreement

BNY MELLON INVESTMENT ADVISER, INC.

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President

ATTEST:	/s/ James Bitetto
James Bitetto
Secretary

Exhibit B

Comparison of Fundamental Investment Restrictions of
the Acquiring Fund and the Fund

	Acquiring Fund Dreyfus Treasury Securities Cash Management	Fund General Treasury Securities Money Market Fund
	The Acquiring Fund may not…	The Fund may not…
Purchase of Other Securities	Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.	Same as Acquiring Fund.
Borrowing	Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments.	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).
Industry Concentration	Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.	Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on investments in obligations issued or guaranteed as to principal and interest by the U.S. Government.
Lending Portfolio Securities; Loans	Make loans to others except through the purchase of debt obligations referred to in the prospectus.	Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the Commission and the board.
Real Estate; Oil and Gas	Purchase or sell real estate, REIT securities, commodities, or oil and gas interests.	Same as Acquiring Fund.
Underwriting	Underwrite the securities of other issuers.	Same as Acquiring Fund.

B-1

	Acquiring Fund Dreyfus Treasury Securities Cash Management	Fund General Treasury Securities Money Market Fund
Short Sales; Margin	Sell securities short or purchase securities on margin.	Same as the Acquiring Fund.
Puts/Calls	Write or purchase put or call options or combinations thereof.	Write or purchase put or call options.
Investing for Control	Invest in companies for the purpose of exercising control.	Same as Acquiring Fund.
Pledging Assets	As a Nonfundmental Policy: Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.	As a Nonfundamental Policy: Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to facilitate engaging in repurchase agreement transactions.
Purchase Securities of Other Investment Companies	Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.	As a Nonfundamental Policy: Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.
Illiquid Investments	As a Nonfundmental Policy: Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.	Same as Acquiring Fund.

In addition, each fund's investment objective is a fundamental policy which may be changed only with the approval of the relevant fund's Board and shareholders.

Money market funds, such as the Acquiring Fund and the Fund, are subject to the requirements of Rule 2a-7 under the 1940 Act, including issuer diversification requirements. These requirements are complex but, generally, immediately after the acquisition of any security:

•	a money market fund other than a single state municipal money market fund must not have invested more than (1) 5% of its total assets in securities issued by the issuer of the security and (2) 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee (a tax exempt fund need only comply with this 10% requirement with respect to 85% of its assets)

•	a single state fund must not have invested: (1) with respect to 75% of its total assets, more than 5% of its total assets in securities issued by the issuer of the securities and (2) with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand features or guarantee

The requirements outlined above are subject to a number of qualifications and exceptions.

B-2

Exhibit C

Information about Board Members of the Acquiring Fund

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – Present)
Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)
J. Charles Cardona[2] 1955 Board Member

President of The Dreyfus Corporation ("Dreyfus")
(2008 – 2016)

Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of BNYM Investment Adviser
(2009 – 2016)

Chairman (2013 – 2016) and Executive Vice President (1997 – 2013) of the Distributor

BNY Mellon ETF Trust, Chairman and Director (2020 – Present) BNY Mellon Liquidity Funds, Chairman and Director (2019 – Present)
Gordon J. Davis 1941 Board Member	Partner in the law firm of Venable LLP (2012 – Present)	N/A
Andrew J. Donohue 1950 Board Member

Of Counsel, Shearman & Sterling LLP
(2017 – 2019)

Chief of Staff to the Chair of the Securities and Exchange Commission
(2015 – 2017)

Managing Director and Investment Company General Counsel of Goldman Sachs
(2012 – 2015)

OppenheimerFunds (58 funds), Director (2017 – 2019)
Isabel P. Dunst 1947 Board Member	Senior Counsel, Hogan Lovells LLP (2018 – 2019); Of Counsel (2015 – 2018); Partner (1990 – 2015)	N/A

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Nathan Leventhal 1943 Board Member	President Emeritus of Lincoln Center for the Performing Arts (2001 – Present) President of the Palm Beach Opera (2016 – Present)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)
Robin A. Melvin 1963 Board Member	Co-Chair, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014 – Present); Board member (2013 – Present)	N/A
Roslyn M. Watson 1949 Board Member	Principal, Watson Ventures, Inc., a real estate investment company (1993 – Present)	American Express Bank, FSB, Director (1993 – 2018)
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross Blue Shield of Massachusetts, Director (2004 – Present)

[1]	Each of the Board members serves on the Board's audit, nominating, compensation, litigation and pricing committees, except that Mr. DiMartino does not serve on the compensation committee.

[2]	Prior to January 1, 2019, Mr. Cardona was deemed to be a Board member who was an "interested person" (as defined in the 1940 Act) of the Acquiring Fund because of his previous positions with BNYM Investment Adviser and its affiliates.

Each Board member of the Acquiring Fund, with the exception of Ms. Bovich and Messrs. Cardona and Donohue, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business for 40 years, Mr. Cardona was an employee of Dreyfus, the predecessor company of BNYM Investment Adviser, for over 30 years prior to his retirement in 2016 and Mr. Donohue has over 40 years of experience in the investment funds industry. Additional information about each Board member of the Acquiring Fund follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Fund believes has prepared them to be effective Board members. The Board of the Acquiring Fund believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board of the Acquiring Fund believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Fund believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the nominating committee of the Board of the Acquiring Fund contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Fund are counseled by their own independent legal counsel, who participates in Board meetings and interacts with BNYM Investment Adviser, and also may benefit from information provided by BNYM Investment Adviser's counsel; counsel to the Acquiring Fund and to the Board have significant experience advising funds and fund board members. The Board of the Acquiring Fund and its committees have the ability to engage other experts as appropriate. The Acquiring Fund's Board evaluates its performance on an annual basis.

•	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•	Francine J. Bovich – Ms. Bovich serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and as Chair of the Investment Sub-Committee for Connecticut College's endowment fund until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

•	J. Charles Cardona – Mr. Cardona has served as the Chairman of the Board for the funds in the BNY Mellon ETF Trust since 2020. Mr. Cardona was the President and a Director of Dreyfus and the Chief Executive Officer of CIS until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of the Distributor, and he previously served as an Executive Vice President, from 1997 to 2013. He also served as President of the Institutional Services Division of the Distributor. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in Dreyfus Retail Division of the Distributor, which he joined in 1981.

•

Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

•	Andrew J. (Buddy) Donohue – Mr. Donohue has over 40 years of experience in the investment funds industry, in both senior government and private sector roles. Mr. Donohue served as Chief of Staff to the Chair of the Commission, from 2015 to 2017, and previously served as the Director of the Commission's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry. Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015. Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019. Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds. He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director of the Mutual Fund Directors Forum, a leading funds industry organization. Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.

•	Isabel P. Dunst – Ms. Dunst has been practicing law for over 40 years. Half of her career was spent at the U.S. Department of Health and Human Services, where she had major legal and management responsibilities for the operation of the General Counsel's Office of the Agency, including serving as its Deputy General Counsel, the senior career legal position. Ms. Dunst most recently was Senior Counsel to Hogan Lovells LLP, a Washington based international law firm, which she joined in 1990. Ms. Dunst was a partner of the firm for approximately 25 years. Ms. Dunst currently serves on the Board of Trustees of the Union for Reform Judaism and on the Board of Governors of Hebrew Union College – Jewish Institute of Religion.

•	Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus.

•

Robin A. Melvin – Since 2014, Ms. Melvin has served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

•	Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

•	Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the boards of Blue Cross Blue Shield of Massachusetts and CBIZ (NYSE: CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the board of First Albany (NASDAQ: FACT). Her civic activities include serving on the boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she serves as Vice Chair.

General Treasury Securities Money Market Fund

The undersigned shareholder of General Treasury Securities Money Market Fund (the "Fund"), a series of General Government Securities Money Market Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on [December 18], 2020, at a Special Meeting of Shareholders to be held virtually at [10:00 a.m.], on Wednesday, February 24, 2021, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Call 1-877-907-7646.

3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

---------------------------------------------------------------------------------------------------------------------

GENERAL TREASURY SECURITIES MONEY MARKET FUND

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Treasury Securities Cash Management (the "Acquiring Fund"), in exchange solely for Wealth shares and Service shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Wealth shares and Service shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Dreyfus Class shares and Class A shares of the Fund would receive Wealth shares of the Acquiring Fund and holders of Class B shares of the Fund would receive Service shares of the Acquiring Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

_____________________________   _______    ______________________     ________

Signature (Please Sign Within Box)   Date         Signature (Joint Owners)                   Date

STATEMENT OF ADDITIONAL INFORMATION
[___________], 2020
Acquisition of the Assets of
GENERAL TREASURY SECURITIES MONEY MARKET FUND (A Series of General Government Securities Money Market Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
By and in Exchange for Wealth shares and Service shares of
DREYFUS TREASURY SECURITIES CASH MANAGEMENT
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated [___________], 2020 relating specifically to the proposed transfer of all of the assets and liabilities of General Treasury Securities Money Market Fund (the "Fund"), a series of General Government Securities Money Market Funds, Inc. (the "Company"), in exchange solely for Wealth shares and Service shares of Dreyfus Treasury Securities Cash Management (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information, dated [November 29, 2019, as revised or amended, January 31, 2020, February 28, 2020, March 31, 2020, May 1, 2020, June 1, 2020, July 31, 2020, September 1, 2020, September 16, 2020, November 6, 2020 and November 16, 2020].

2.	The Acquiring Fund's Annual Report for the fiscal year ended January 31, 2020.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended July 31, 2020.

4.	The Fund's Statement of Additional Information, dated [December 16, 2019, as revised or amended, March 31, 2020, May 1, 2020, June 30, 2020 and September 1, 2020].

5.	The Fund's Annual Report for the fiscal year ended November 30, 2019.

6.	The Fund's Semi-Annual Report for the six-month period ended May 31, 2020.

1

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on [September 15, 2020] (File No. 033-25941). The financial statements of the Acquiring Fund (File No. 811-05718) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended January 31, 2020, filed on March 26, 2020, and the Acquiring Fund's Semi-Annual Report for the six-month period ended July 31, 2020, filed on September 30, 2020.

The Fund's Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on [August 31, 2020] (File No. 002-77207). The financial statements of the Fund (File No. 811-03456) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended November 30, 2019, filed on January 31, 2020, and the Fund's Semi-Annual Report for the six-month period ended May 31, 2020, filed on August 3, 2020.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.

The Reorganization will not result in a material change in the Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.

2

DREYFUS TREASURY SECURITIES CASH MANAGEMENT
PART C
OTHER INFORMATION

Item 15	Indemnification.
The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on November 16, 2020 ("Post-Effective Amendment No. 62").

Item 16	Exhibits.
(1)(a)	Amended and Restated Agreement and Declaration of Trust, dated January 6, 1994, is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A, filed on May 27, 2015.

(1)(b)	Certificate of Amendment redesignating name of Registrant, dated April 7, 2016, is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on May 27, 2016 ("Post-Effective Amendment No. 48").

(1)(c)	Certificate of Amendment redesignating class shares, dated July 27, 2017, is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed on May 29, 2018.

(1)(d)	Certificate of Amendment (designating Wealth and Service shares, dated November 10, 2020, is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 62 to the Registration Statement of Form N-1A, filed on November 16, 2020 ("Post-Effective Amendment No. 62")

(2)	Registrant's Amended and Restated By-Laws, dated July 1, 2011, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on May 26, 2011 ("Post-Effective Amendment No. 36").

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., dated August 24, 1994, amended as of June 3, 2019, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on June 12, 2019.

(7)(a)	Amended and Restated Distribution Agreement between the Registrant and BNY Mellon Securities Corporation, dated June 3, 2019, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A, filed on May 28, 2020 ("Post-Effective Amendment No. 58").

(7)(b)	Form of Service Agreement is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 48.

(7)(c)	Forms of Broker-Dealer Selling Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 58.

(7)(d)	Forms of Bank Selling Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 58.

(8)	Not Applicable.

(9)(a)	Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011, is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on May 26, 2011.

(9)(b)	Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon, dated October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed on May 27, 2014.

(9)(c)	Second Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon, dated December 22, 2016, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed on May 26, 2017.

(9)(d)	Sub-Custodian Agreement, dated December 8, 1988, is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on June 27, 1996.

(10)(a)	Rule 18f-3 Plan, dated May 11, 1995, amended as of November 16, 2020, is incorporated by reference to Exhibit (n)(2) of Post-Effective Amendment No. 62.

(11)	Opinion and Consent of Registrant's counsel.**

(12)	Opinion and Consent of counsel regarding tax matters.***

(13)	Not applicable.

(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant and General Treasury Securities Money Market Fund*

(15)	Not Applicable.

(16)	Power of Attorney.**

*       Filed herein or herewith.

**       To be filed by pre-effective amendment.

***       To be filed by post-effective amendment.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 18th day of November, 2020.

DREYFUS TREASURY SECURITIES CASH MANAGEMENT

By:	/s/ Renee LaRoche-Morris*
Renee LaRoche-Morris, President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the date indicated have signed this Registration Statement.

Signatures	Title	Date

/s/ Renee LaRoche-Morris*	President (Principal Executive Officer)	November 18, 2020
Renee LaRoche-Morris

/s/ James Windels*	Treasurer (Principal Financial Officer and Accounting Officer)	November 18, 2020
James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	November 18, 2020
Joseph S. DiMartino

/s/ Francine J. Bovich*	Board Member	November 18, 2020
Francine J. Bovich

/s/ J. Charles Cardona*	Board Member	November 18, 2020
J. Charles Cardona

/s/ Gordon J. Davis*	Board Member	November 18, 2020
Gordon J. Davis

/s/ Andrew J. Donohue *	Board Member	November 18, 2020
Andrew J. Donohue

/s/ Isabel P. Dunst*	Board Member	November 18, 2020
Isabel P. Dunst

/s/ Robin A. Melvin*	Board Member	November 18, 2020
Robin A. Melvin

/s/ Nathan Leventhal*	Board Member	November 18, 2020
Nathan Leventhal

/s/ Roslyn M. Watson*	Board Member	November 18, 2020
Roslyn M. Watson

/s/ Benaree Pratt Wiley*	Board Member	November 18, 2020
Benaree Pratt Wiley

*By:	/s/ Jeff S. Prusnofsky
Attorney-in-fact, Jeff S. Prusnofsky

Exhibit Index

(4)	Agreement and Plan of Reorganization.
(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant and General Treasury Securities Money Market Fund